EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PokerTek, Inc. (the “Registrant”) for the period ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J.C. Halligan, Chief Executive Officer of the Registrant, and I, Mark D. Roberson, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  November 14, 2007
By:  /s/ Christopher J.C. Halligan

Christopher J.C. Halligan
Chief Executive Officer

Date:  November 14, 2007
By:  /s/ Mark D. Roberson

Mark D. Roberson
Chief Financial Officer